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                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6


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Section 7.3 Indenture                                                               Distribution Date:                  3/15/2004
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(i)      Amount of the distribution allocable to principal of the Notes

            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

         Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

(ii)     Amount of the distribution allocable to the interest on the Notes

              Class A Note Interest Requirement                       925,631.28
              Class B Note Interest Requirement                        99,185.94
              Class C Note Interest Requirement                       177,744.78
                      Total                                         1,202,562.00

         Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

              Class A Note Interest Requirement                          0.91829
              Class B Note Interest Requirement                          1.18079
              Class C Note Interest Requirement                          1.64579

(iii)    Aggregate Outstanding Principal Balance of the Notes

              Class A Note Principal Balance                       1,008,000,000
              Class B Note Principal Balance                          84,000,000
              Class C Note Principal Balance                         108,000,000

(iv)     Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)      Required Owner Trust Spread Account Amount                12,000,000.00


                                                                 By:
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                                                                     Name:  Patricia M. Garvey
                                                                     Title: Vice President
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